Exhibit 99.1

NEWS RELEASE

Contact:	Amy Potter
Marketing Dept. 814-765-9621

FOR IMMEDIATE RELEASE

PEDUZZI TO BECOME PRESIDENT & CHIEF OPERATING OFFICER OF CNB BANK

CLEARFIELD, PENNSYLVANIA – August 31, 2021

CNB Financial Corporation (“CNB”) (NASDAQ: CCNE), the parent company of CNB Bank, announced today that Michael D. Peduzzi has been appointed as President and Chief Operating Officer (“COO”) of CNB Bank.

“Mike brings superb financial skills and a deep knowledge of banking to CNB,” said Peter Smith, Chairperson of the Board of Directors of CNB Bank. “He understands the investor community and projects leadership, integrity and empathy. Ten minutes into our first meeting, I knew he was a good fit. Mike will be a great addition to our team, and I look forward to working with him.”

Mr. Peduzzi has over 34 years’ experience in banking and financial services, having most recently served as Senior Executive Vice President & Chief Financial Officer of a Pennsylvania community bank. During his five-year tenure, the bank grew from less than $1 billion in assets to over $3 billion, with 36 office locations throughout Pennsylvania. During this time, he has also served on the Board of Directors of the Pennsylvania Association of Community Bankers.

As President & COO of CNB Bank, Mr. Peduzzi will lead the bank in the execution of the strategic plan. He will work with the Chief Executive Officer and Board of Directors of CNB to develop and direct the financial policies and practices of the bank’s retail, commercial, wealth management and private banking divisions to ensure that financial objectives and goals, and institutional growth targets are met. Along with other members of the CNB executive management team, he will develop bank wide strategies aimed at achieving growth and profitability goals to ensure optimum shareholder returns while complying with government regulations and sound financial practices.

“Adding Mike’s experience and expertise to CNB’s management team strengthens our ability to continue to build our organic growth franchise,” said Joseph Bower, President and Chief Executive Officer of CNB. “Having his fresh perspective and skill set will help guide us forward, enhance our succession depth and assist in maintaining CNB’s strong culture.”

A native of Ebensburg, PA, Mike graduated from Bishop Carroll High School. He later graduated from The Pennsylvania State University with a Bachelor of Science degree in accounting.

Mr. Peduzzi is a member of the American Institute of Certified Public Accountants (“AICPA”) and the Pennsylvania Institute of Certified Public Accountants (“PICPA”). He has served a three-year term on the PICPA state committee on professional ethics, and a four-year term on the PICPA state committee on internal audit, including a term as Chairman. Mr. Peduzzi is also a member of the Advisory Board of The Pennsylvania State University – York, since 2016.

About CNB Financial Corporation and CNB Bank

Based on strong, traditional values, CNB Bank is dedicated to being the premier, financial service provider in our communities, focused on the changing needs of people and businesses by providing the highest quality service.

CNB Financial Corporation is a financial holding company with consolidated assets of approximately $5.1 billion. CNB Financial Corporation conducts business primarily through its principal subsidiary, CNB Bank. CNB Bank is a full-service bank engaging in a full range of banking activities and services, including trust and wealth management services, for individual, business, governmental, and institutional customers. CNB Bank operations include a private banking division, two loan production offices, one drive-up office and 44 full-service offices in Pennsylvania, Ohio, New York and Virginia. CNB Bank’s divisions include ERIEBANK, based in Erie, Pennsylvania, with offices in northwest Pennsylvania and northeast Ohio; FCBank, based in Worthington, Ohio, with offices in central Ohio; BankOnBuffalo, based in Buffalo, New York, with offices in northern New York; and Ridge View Bank, with a loan production office in Roanoke, Virginia. CNB Bank is headquartered in Clearfield, Pennsylvania, with offices in central and north central Pennsylvania. For more information visit www.CNBBank.bank.

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those that are not historical facts. Forward-looking statements include statements with respect to beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions that are subject to significant risks and uncertainties and are subject to change based on various factors (some of which are beyond CNB’s control). Forward-looking statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “forecasts,” “intends,” “plans,” “targets,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would” and “could.” CNB’s actual results may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. Such known and unknown risks, uncertainties and other factors that could cause the actual results to differ materially from the statements, include, but are not limited to, (i) the duration and scope of the COVID-19 pandemic and the local, national and global impact of COVID-19; (ii) actions governments, businesses and individuals take in response to the pandemic; (iii) the speed and effectiveness of vaccine and treatment developments and deployment; (iv) the pace of recovery when the COVID-19 pandemic subsides; (v) changes in general business, industry or economic conditions or competition; (vi) changes in any applicable law, rule, regulation, policy, guideline or practice governing or affecting financial holding companies and their subsidiaries or with respect to tax or accounting principles or otherwise; (vii) adverse changes or conditions in capital and financial markets; (viii) changes in interest rates; (ix) higher than expected costs or other difficulties related to integration of combined or merged businesses; (x) the effects of business combinations and other acquisition transactions, including the inability to realize our loan and investment portfolios; (xi) changes in the quality or composition of our loan and investment portfolios; (xii) adequacy of loan loss reserves; (xiii) increased competition; (xiv) loss of certain key officers; (xv) deposit attrition; (xvi) rapidly changing technology; (xvii) unanticipated regulatory or judicial proceedings and liabilities and other costs; (xviii) changes in the cost of funds, demand for loan products or demand for financial services; and (xix) other economic, competitive, governmental or technological factors affecting our operations, markets, products, services and prices. Such developments could have an adverse impact on CNB’s financial position and results of operations. For more information about factors that could cause actual results to differ from those discussed in the forward-looking statements, please refer to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of and the forward-looking statement disclaimers in CNB’s annual and quarterly reports.

The forward-looking statements are based upon management’s beliefs and assumptions and are made as of the date of this press release. CNB undertakes no obligation to publicly update or revise any forward-looking statements included in this press release or to update the reasons why actual results could differ from those contained in such statements, whether as a result of new information, future events or otherwise, except to the extent required by law. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this press release might not occur and you should not put undue reliance on any forward-looking statements.